SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 16, 1996

                               FIRST COLORADO BANCORP, INC.
                  (Exact name of Registrant as specified in its Charter)

       Colorado                      0-27126              84-1320788
(State or Other Jurisdiction       (Commission           (IRS Employer
Jurisdiction of Incorporation)     File Number)         Identification No.)

 215 South Wadsworth Boulevard, Lakewood, Colorado                80226
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (303) 232-2121

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                         FIRST COLORADO BANCORP, INC.

                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

      The Registrant announced that its Board of Directors had adopted a stock repurchase program and received a letter of non- objection from the Office of Thrift Supervision with respect to the repurchase program to repurchase up to an additional 5% of the outstanding shares of the common stock of the registrant during the period ending December 31, 1996.

      A copy of a press release issued September 16, 1996 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial
            Information and Exhibits

      (c) Exhibits:

            99    Press Release dated September 16, 1996.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         FIRST COLORADO BANCORP, INC.

Date: September 17, 1996                By: /s/ Brian L. Johnson
                                            Brian L. Johnson
                                            Vice President and Treasurer